UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2004

INDUS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-2293	94-3273443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Windy Ridge Parkway, Atlanta, Georgia 30339

(Addresses of Principal Executive Offices, including Zip Code)

(770) 952-8444

(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, the Company held its 2004 Annual Meeting of Stockholders on October 25, 2004, at which the stockholders adopted the Indus 2004 Long-Term Incentive Plan (the “Incentive Plan”) and the Amended and Restated 1997 Director Stock Option Plan (the “Director Plan”). A description of the material terms of these plans was included in the Company’s definitive proxy statement relating to the annual meeting filed with the Securities and Exchange Commission on September 14, 2004. The Incentive Plan and the Director Plan are filed as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Indus International, Inc. 2004 Long-Term Incentive Plan.
99.2	Indus International, Inc. Amended and Restated 1997 Director Option Plan.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS INTERNATIONAL, INC. /s/ Thomas W. Williams Name: Thomas W. Williams Title: Executive Vice President and Chief Financial Officer

Date: October 29, 2004